Summary Prospectus May 1, 2012

Class I Shares

Pacific Dynamix – Moderate Growth Portfolio

This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund, and the portfolio and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Annuity Financial Professionals:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time)

The current Fund prospectus and statement of additional information, both dated May 1, 2012, are incorporated by reference into this summary prospectus.

Investment goal
This portfolio seeks long-term growth of capital and low to moderate income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I

Management fee	0.20

Service fee	0.20

Other expenses	0.03

Acquired fund fees and expenses	0.22

Total annual operating expenses	0.65

Less expense reimbursements[1]	(0.06)

Total annual operating expenses after expense reimbursements	0.59

[1]	The investment adviser has contractually agreed to reimburse the portfolio to the extent the total annual operating expenses (excluding extraordinary expenses) of the portfolio and its proportionate share of fees and expenses of its Pacific Dynamix Underlying Portfolios exceed 0.59%, through April 30, 2014. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Fund. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the fund to exceed the expense cap.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

Class I

1 year	$60

3 years	$196

5 years	$350

10 years	$799

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual fund operating expenses or in the Examples, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 9.19% of the average value of the portfolio.

Principal investment strategies
The portfolio seeks to achieve its investment goal through a strategy of allocating its assets to diverse investment styles within the two major asset classes of equity and debt securities. Under normal market conditions, the portfolio maintains a balance between the two major asset classes of equity and debt by allocating its assets in the following target amounts:

	Asset Class
Portfolio	Debt	Equity
Pacific Dynamix — Moderate Growth Portfolio	40%	60%

The portfolio is a “fund of funds” that invests primarily in a combination of other mutual fund portfolios of the Pacific Select Fund (Pacific Dynamix Underlying Portfolios). Within the broad asset classes of equity and debt, the portfolio diversifies its holdings by investing in Pacific Dynamix Underlying Portfolios that represent a variety of investment styles and security types. A majority of the Pacific Dynamix Underlying Portfolios in which the portfolio invests are index portfolios, which means they seek to match the investment returns of specified stock or bond indexes. The portfolio may also invest in Pacific Dynamix Underlying Portfolios that are not index portfolios. The portion of the portfolio invested in equity securities may be allocated to Pacific Dynamix Underlying Portfolios that, in turn, invest in equity securities that may include, among others:

•	Growth, value and “core” stocks;

•	Market capitalizations that represent large-, mid- and small-sized companies;

•	Stocks of companies with a history of paying dividends;

•	Sector funds;

•	Domestic and international stocks, including emerging market stocks.

The portion of the portfolio invested in debt securities may be allocated to Pacific Dynamix Underlying Portfolios that, in turn, invest in debt securities that may include, among others:

•	Investment grade debt securities, which may include U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities;

•	International debt securities, which may include emerging market debt;

•	Debt instruments of varying duration;

•	High-yield bonds;

•	Floating rate loans;

•	Inflation-indexed bonds; and

•	Money market instruments.

The portfolio may also, at any time, invest in Pacific Dynamix Underlying Portfolios that hold other equity or debt securities or instruments. The portfolio may invest a significant portion of its assets in any single Pacific Dynamix Underlying Portfolio. The portfolio will be as fully invested, as practical, although it may maintain liquidity reserves to meet redemption requests.

The asset class targets shown above are targets and the actual amounts invested in the two major asset classes may vary because of market movements or tactical decisions made by the investment adviser; however, the portfolio’s assets allocated to the two major asset classes are not normally expected to vary by more than 10% from the asset class target amounts. When determining which Pacific Dynamix Underlying Portfolio corresponds to the selected investment styles and security types, the investment advisor takes into account that a Pacific Dynamix Underlying Portfolio may utilize more than one investment style and may invest in more than one type of security.

A two-step asset allocation process is used to construct the portfolios. The process begins by developing the portfolio’s target blend between the two broad asset classes and underlying investment styles within each broad asset class. This is then followed by determining target allocations among the various Underlying Portfolios in order to produce the desired risk/return profile. PLFA’s allocations among the Pacific Dynamix Underlying Portfolios are determined using this asset allocation process which seeks to optimize returns for the portfolio by allocating among different asset classes given the desired risk/return profile of the portfolio. Periodically, PLFA will re-evaluate the portfolio’s allocations to the various Pacific Dynamix Underlying Portfolios and may update the portfolio’s target allocations to such Pacific Dynamix Underlying Portfolios at that time. PLFA may change the target allocations among asset classes and investment styles and/or the allocations to the Pacific Dynamix Underlying Portfolios from time to time, based on PLFA’s assessment of market conditions or other factors.

When investing purchase proceeds and meeting redemptions for the portfolio, PLFA may use a methodology to identify assets to be purchased or sold by the portfolio that factors in the target allocations and the current allocations of the portfolio. This methodology is intended to help maintain target allocations, although there is no assurance that the portfolio will maintain its target allocations using this methodology.

For additional information about the portfolio’s investment strategies, the names and investment strategies of the Pacific Dynamix Underlying Portfolios in which the portfolio may invest and where to obtain information about the portfolio’s investments in the Pacific Dynamix Underlying Portfolios as of the most recent month end, please see the Additional information about investment, strategies and risks section in this prospectus.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Pacific Dynamix Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Pacific Dynamix Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility, particularly during periods of broad market declines. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to develop the allocations. There’s a risk that you could achieve better returns by investing in an individual portfolio or portfolios representing a single asset class rather than using asset allocation.

•	Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the portfolio. For example, PLFA may be influenced by its view of the best interests of Pacific Dynamix Underlying Portfolios, such as a view that a Pacific Dynamix Underlying Portfolio may benefit from additional assets or could be harmed by redemptions. In addition, PLFA may be influenced by the insurance companies which use the asset allocation portfolios as investment vehicles for their variable life and annuity products in terms of how the asset allocation portfolios are managed and their risk profiles.

Principal risks from holdings in Pacific Dynamix Underlying Portfolios

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment goal, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment goals or relative to its benchmark.

•	Companies Traded Over-The-Counter Risk: Companies traded over-the-counter (OTC) trade less frequently and in smaller volumes than exchange-listed stocks and may experience greater price volatility than exchange-listed stocks.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Debt Securities Risk: Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans), may be relatively greater than for investment grade securities.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to risk of default or bankruptcy of the counterparty. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the portfolio may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Index Sampling Risk: Index sampling risk is the chance that the securities selected for the portfolio, in the aggregate, will not provide investment performance matching that of the portfolio’s target index.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them generally more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the portfolio has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The portfolio seeks to balance investments among different types of investments and strategies in an attempt to manage risks. However, this strategy is still subject to price volatility and may lose money, particularly during periods of broad market declines.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to three broad-based market indexes, which provide broad measures of market performance. Each index included in the table below corresponds to one of three asset classes (domestic equity, fixed income and international equity) allocated to the portfolio. To further assist in performance comparison, a composite benchmark has been presented and is comprised of the three broad-based market indexes shown below based on the target allocations for the portfolio that were in effect at that time. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 11.96%; 3rd quarter 2011: (9.55%)

		Since
Average annual total return		Inception
as of December 31, 2011	1 year	5/1/09

Pacific Dynamix – Moderate Growth Portfolio – Class I	0.48%	11.73%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	2.11%	17.11%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.84%	7.41%
MSCI World ex USA Index (reflects no deductions for fees or expenses)	(12.21%)	10.46%
Pacific Dynamix – Moderate Growth Composite Benchmark (reflects no deductions for fees or expenses)	1.95%	12.42%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Investment Adviser	with Portfolio

Howard T. Hirakawa, Vice President	Since 2009
Carleton J. Muench, Assistant Vice President	Since 2009

Purchase and sale of shares
Class I shares of the portfolio are offered at NAV and are available only as underlying investment options for variable life insurance and variable annuity products (variable products) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the portfolios – you choose investment options through your variable product. The insurance companies then invest in the portfolios if you choose them as investment options, and redeem shares of the portfolios if you choose to decrease those investment options. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the portfolios that apply to your variable product should be described in the prospectus for the variable product.

Tax information
Because the only shareholders of the portfolios are the insurance companies offering the variable products, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to broker-dealers and other financial intermediaries
Pacific Select Distributors, Inc. (PSD), the Distributor for the portfolios and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the portfolios pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the portfolios over another investment.